                                     THE IPO PLUS

AFTERMARKET FUND

IPOSX

Summary Prospectus

January 31, 2010

Before you invest, you may want to review the The IPO Plus Aftermarket Fund’s (the “IPO Fund”) prospectus, which contains more information about the IPO Fund and its risks.  The IPO Fund’s prospectus and Statement of Additional Information, both dated January 31, 2010, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the IPO Fund online at www.renaissancecapital.com/prospectus.  You can also get this information at no cost by calling 1-888-IPO-FUND or by sending an email request to ipoplusfund@ipohome.com.

Investment Objective:  The IPO Fund’s investment objective is capital appreciation.

Fees and Expenses of the IPO Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the IPO Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses	2.35%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	4.40%
Fee Waiver and/or Expense Reimbursement [1]	1.90%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.50%

(1)  The IPO Fund's Adviser has contractually agreed to reduce fees and absorb expenses of the IPO Fund until at least January 31, 2011, subject to possible recoupment from the IPO Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated by the IPO Fund's Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the IPO Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the IPO Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return for each year and that the IPO Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$253	$1,161	$2,079	$4,423

Portfolio Turnover

The IPO Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the IPO Fund's performance.  During the most recent fiscal year, the IPO Fund's portfolio turnover rate was 227.9% of the average value of its portfolio.

Principal Strategies

The IPO Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of (i) the common stocks of domestic and foreign initial public offerings (“IPOs”), without limitation, (“IPOs”) at the time of the offering and in aftermarket trading, and (ii) for the purpose of IPO arbitrage and hedging, securities issued by IPO-related entities, including a parent company spinning off an IPO.  The IPO Fund may seek to arbitrage or hedge its IPO portfolio holdings exposure by using a number of investment techniques such as options, futures, indexes and short selling.

Principal Risks

Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity.  The IPO Fund is also subject to risk common to all equity mutual funds.

The IPO Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the IPO Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the IPO Fund’s distributions attributable to foreign securities will be designated as Qualified Dividend Income (“QDI”).

As with all mutual funds, investing in the IPO Fund involves certain risks. There is no guarantee that the IPO Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you invest in the IPO Fund.  Accordingly, you should consider the risks described below, as well as the risks described in the SAI, before you decide to invest in the IPO Fund.

Performance

The bar chart that follows shows how the IPO Fund’s performance has varied from year to year. The table below the bar chart shows the IPO Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the IPO Fund by comparing the performance of the IPO Fund over time to the performance of a broad-based market index and two supplemental indices. The IPO Fund's past performance (before and after income taxes) is not necessarily an indication of how the IPO Fund will perform in the future.

Year-by-Year Total Returns

IPO Fund’s Best Quarter            06/03     24.04%

 IPO Fund’s Worst Quarter  12/00    -38.81%

 IPO Fund Average Annual Total Returns

for periods ended December 31, 2009:

	One-Year	Five-Year	Ten- Year
Return Before Taxes	16.01%	-1.16%	-9.74%
Return After Taxes on Distributions (1)	16.01%	-1.16%	-9.74%
Return After Taxes on Distributions and Sale of IPO Fund Shares (1)	10.41%	-0.99%	-7.57%
S&P 500 Index	26.46%	0.42%	-0.95%
Russell 2000 Index	27.17%	0.51%	3.51%
NASDAQ Composite	43.89%	0.85%	-5.67%

 (1) After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the IPO Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Renaissance Capital, LLC (the “Adviser”) is the IPO Fund’s investment adviser.

Portfolio Manager: Linda R. Killian is the portfolio manager. She is a principal and founder of the Adviser and has been the IPO Fund’s portfolio manger since it commenced operations in 1997.

Purchase and Sale of Fund Shares: The minimum initial investment in the IPO Fund is $5,000 for regular accounts and $2,500 for retirement accounts, and $1,000 when establishing an automatic investment plan.  Additional investments are $100. You may purchase and redeem shares of the IPO Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends from net investment income and net realized capital gains when received from the IPO Fund will automatically be reinvested in full and fractional shares of the IPO Fund and will be calculated to the nearest 1000th of a share. Any dividends and capital gain distributions that you receive in the form of IPO Fund shares are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  No ordinary income or capital gain distributions will be paid to shareholders in cash.

Payment to Broker-Dealers and Other Financial Intermediaries: If you purchase the IPO Fund through a broker-dealer or other financial intermediary (such as a bank), the IPO Fund and its related companies may pay the intermediary for the sale of IPO Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the IPO Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.